UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2016

SAIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-49983	48-1229851
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11465 Johns Creek Parkway, Suite 400, Johns Creek, GA	30097
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (770) 232-5067

No Changes.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 1, 2016, Saia, Inc. issued a press release providing its shipment and tonnage data for October and November 2016. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

99.1Press release of Saia, Inc. dated as of December 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAIA, INC.

Date: December 1, 2016	/s/ Stephanie R. Maschmeier
Stephanie R. Maschmeier
Controller and Principal Accounting Officer